UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    May 11, 2012

Leaplab Corporation
(Exact name of registrant as specified in charter)

Nevada	333-155043	20-5422795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South San Marcos Place, Chandler, AZ	85225
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (480) 632-6688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed to clarify that Mr. Peterson resigned as an Officer and Director of the Company.

Item 5.02  Appointment/Resignation of Directors

Resignation of Executive Officer and Director

On May 11, 2012, Jeffrey Peterson resigned as Chief Executive Officer, Chief Financial Officer and as a Director of the Company.

On May 14, 2012, Luis Ramirez resigned as the Company’s Secretary.

On May 14, 2012, John Ayers, a director of the Company, was appointed Chief Executive Officer and Chief Financial Officer.

Neither Mr. Peterson nor Mr. Ramirez expressed any disagreements on any corporate matters.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leaplab Corporation (Registrant)
Date: May 17, 2012	By:	/s/ John Ayers
John Ayers
Chairman of the Board